Rewriting Treatments for Patients with Cancer and Other Serious Diseases JANUARY 2019 NASDAQ: EPZM Exhibit 99.2

FORWARD-LOOKING STATEMENTS products on a timely basis or at all; whether the Company’s cash resources will be sufficient to fund the Company's foreseeable and unforeseeable operating expenses and capital expenditure requirements; other matters that could affect the availability or commercial potential of the Company's therapeutic candidates; and other factors discussed in the "Risk Factors" section of the Company's most recent Form 10-Q filed with the Securities and Exchange Commission (the “SEC”) in November 2018 and in the Company's other filings from time to time with the SEC. In addition, the forward-looking statements included in this presentation represent the Company's views as of the date hereof and should not be relied upon as representing the Company's views as of any date subsequent to the date hereof. The Company anticipates that subsequent events and developments will cause the Company's views to change. However, while the Company may elect to update these forward-looking statements at some point in the future, the Company specifically disclaims any obligation to do so. Any statements in this presentation about future expectations, plans and prospects for Epizyme, Inc. (the “Company”) and other statements containing the words "anticipate," "believe," "estimate," "expect,“ "intend," "may," "plan," "predict," "project," "target," "potential," "will," "would," "could,“ "should," "continue," and similar expressions, constitute forward-looking statements within the meaning of The Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those indicated by such forward-looking statements as a result of various important factors, including: uncertainties inherent in the initiation of future clinical studies and in the availability and timing of data from ongoing clinical studies; whether interim results from a clinical trial such as the interim data referenced in this presentation will be predictive of the final results of the trial; whether results from preclinical studies or earlier clinical studies will be predictive of the results of future trials; whether results from clinical studies will warrant meetings with regulatory authorities or submissions for regulatory approval; whether the Company will be able to satisfy the pathway to regulatory approval that it has identified; whether the Company will obtain regulatory approvals to conduct trials or to market

3 EPIZYME MISSION To rewrite treatment for people with cancer and other serious diseases through epigenetic medicines

Executing a Multi-year Vision to Achieve our Mission FOUR TRANSFORMATIVE GOALS THROUGH Launch tazemetostat globally in both molecularly defined solid tumors and non-Hodgkin lymphoma 1 Expand tazemetostat benefit in earlier lines of therapy, combination regimens and tumor types 2 Build robust clinical pipeline with at least 3 new oncology product candidates in development 3 Further establish Epizyme leadership in epigenetics 4

Building Blocks to Substantial Value-Recognition in 2019 TWO SUCCESSIVE NDA SUBMISSIONS PLANNED IN 2019 Epithelioid sarcoma (ES) submission for accelerated approval in 2Q GLOBAL MARKET OPPORTUNITY IN ES and FL ALONE MULTI-BILLION DOLLAR EXPANDING UTILITY OF TAZEMETOSTAT IN ADDITIONAL INDICATIONS & COMBINATIONS HIGH-VALUE EARLY PIPELINE ADVANCING TOWARD CLINIC WELL-CAPITALIZED TO EXECUTE IMPORTANT VALUE-DRIVING MILESTONES FOLLICULAR LYMPHOMA (FL) submission for accelerated approval in 4Q

Tazemetostat Late-stage oncology investigational agent with two near-term planned NDA submissions Poised to be first and only commercially available EZH2 inhibitor once approved Clinically meaningful activity in a range of cancers Favorable safety and tolerability Potential for extended treatment use and combinations Oral administration A Special Kind of Treatment

THE PATIENT'S JOURNEY WITH FOLLICULAR LYMPHOMA

Facing an Incurable Disease Today

DIAGNOSIS
- ~20% of all patients have EZH2 activating mutation[1]

1ST-LINE TREATMENT
- ~90% get systemic therapy
- Primarily rituximab-based combo chemo[3]

2ND-LINE TREATMENT
- ~80% progress to 2nd-line
- >50% treated with rituximab-based combo chemo[3]

3RD-LINE TREATMENT+
- ~75% progress to 3rd-line
- Combo chemo treatment, PI3 kinase inhibitors or clinical trials[3]

INTOLERANT TO THERAPY
- No continued treatment
- Mortality

CURRENT TREATMENTS SHOW LIMITED BENEFIT WITH SIGNIFICANT TOXICITIES

MEDIAN SURVIVAL OF 10 YEARS FROM DIAGNOSIS[4]; MEDIAN OF 3-4 SYSTEMIC THERAPIES[5,6] (range of 2-12[5])

[1] Bodor C. et al. *Blood*. 2013; [2] Decision Resources 2017; [3] Kantar Health 2016 US Treatment Architecture; [4] Cerhan J. et al. Best Pract Res Clin Haematol. 2011; [5] Gopal, AK *N Engl J Med*. 2014; [6] Aliqopa® (copanlisib) and Zydelig® (idelalisib) package inserts.

Epizyme™

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THOUSANDS OF PATIENTS ELLIGIBLE FOR TREATMENT FOR

FOLLICULAR LYMPHOMA

Meaningful opportunity to reach patients in both EZH2 mutation and wild-type populations



US
1L
10,000
2,500
12,500
2L
9,400
2,400
11,800
3L
5,100
1,300
6,400
4+
4,000
1,000
5,000

~ 36,000 Drug treatable FL patients[1] of which **~ 7,200** EZH2 mut



EU5
1L
8,800
2,200
11,000
2L
8,100
2,000
10,100
3L
4,400
1,100
5,500
4+
2,200
500
2,700

~30,000 Drug treatable FL patients[1] of which **~ 6,000** EZH2 mut wild-type EZH2
EZH2 mutation

Epizyme

[1] 2018 estimated eligible drug treated patient population; data source Epiphany Partners
EZH2 prevalence assumed at 20%

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TAZEMETOSTAT TARGETED INITIAL INDICATION: MONOTHERAPY FOR THIRD-LINE AND BEYOND

FOLLICULAR LYMPHOMA

DIAGNOSIS
- ~20% of all patients have EZH2 activating mutation[1]

1ST-LINE TREATMENT
- ~90% get systemic therapy
- Primarily rituximab-based combo chemo[2]

2ND-LINE TREATMENT
- ~80% progress to 2nd-line
- >50% treated with rituximab-based combo chemo[2]

TARGETED INITIAL INDICATION

3RD-LINE MONOTHERAPY ALL-COMER POPULATION

[1] Bodor C. et al. *Blood*. 2013; [2] Kantar Health 2016 US Treatment Architecture;.

Epizyme™
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Registration Path Identified for Follicular Lymphoma Productive meeting with FDA held 4Q 2018 Path to submission for 3rd-line and beyond FL indication Submission for patients both with and without EZH2 activating mutations Study fully enrolled with current Phase 2 patient numbers sufficient for NDA submission Fast Track designation granted for FL regardless of EZH2 mutational status Confirmatory program for full approval to be refined in 1H19 NDA SUBMISSION FOR ACCELERATED APPROVAL PLANNED FOR 4Q 2019

FL Interim Monotherapy Data Support Registration Strategy in FL Patients

- Clinically meaningful activity in both groups, with high response rate in EZH2 mutation population
- Durable clinical responses and progression-free survival
- Disease stabilization seen across both populations
  - Majority of patients exhibit reduction in tumor volume
- Consistently favorable safety
  - Low rate of discontinuations due to treatment-related adverse events
  - Supports extended treatment use
- UPDATED PHASE 2 DATA ANTICIPATED IN MID-2019

CLINICALLY MEANINGFUL ACTIVITY IN PATIENTS WITH AND WITHOUT EZH2 MUTATIONS

INTERIM DATA[1]	EZH2 MUTATION (n=28)	WILD-TYPE EZH2 (n=54)
ORR:	71%	33%
MEDIAN PFS:	48.6 WEEKS	29.9 WEEKS
MEDIAN DOR:	32.3+ WEEKS	76+ WEEKS
TUMOR VOLUME REDUCTION:	100% OF PATIENTS	78% OF PATIENTS

[1] Morschhauser, F. Interim Update from a Phase 2 Multicenter Study of Tazemetostat, an EZH2 Inhibitor, in Patients with Relapsed or Refractory Follicular Lymphoma. EHA 2018.

Epizyme™

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>80% of FL Patients in Tazemetostat Phase 2 Experienced Tumor Reduction at Interim Data Cut Data as of May 1, 2018. Plot does not include tumor measurements or status from Rollover study EZH-501. Five wild-type FL EZH2 patients are not presented as they do not have post-baseline scans. Per Cheson 2007, percent change of sum of target nodal lesion SPD and target extranodal lesion SPD. 46% of patients in combined cohorts have achieved an objective response EZH2 Mutational Cohort (n=28): 71% ORR EZH2 Wild-type Cohort (n=54): 33% ORR 2

COMPELLING INTERIM DURABILITY IN PATIENTS WITH EZH2 ACTIVATING MUTATIONS IN PHASE 2 STUDY

Median PFS and DOR not yet achieved; interim mPFS: 49 weeks

Responses observed between 2 and 8 months on therapy

Median time to response: ~12 weeks



Best response of CR
Best response of PR
Best response of SD
CR
PR
PD
Ongoing
Patients
0
5
10
15
20
25
Months Since Treatment Initiation

Median time to first response[1,2] (weeks)	11.9
Median duration of response[1,2] (weeks)	32.3+
Median PFS[2,3] (weeks)	48.6+
Median PFS[2,3], Responders (weeks)	48.6+
Patients with an ongoing response[2,3], n (%)	11 (55%)

Data as of May 1, 2018. Ongoing patients with best response of 'No Data, Unknown' are not included in this table. [1] Calculated with Kaplan-Meier analysis. [2] Not including time from Rollover study EZH-501. [3] Includes discontinued patients with response ongoing at time of discontinuation. + Cohort median not yet reached.

Epizyme 13

INTERIM MEDIAN DURATION OF RESPONSE OF ~18 MONTHS IN FL PATIENTS WITH WILD-TYPE EZH2 IN PHASE 2 STUDY

- Interim median DOR of 76 weeks and maturing
- Responses observed between 2 and 16 months on therapy
- Median time to response ~16 weeks



Patients
Best response of CR or PR
Best response of SD
Best response of PD
CR
PR
PD
Ongoing
0
5
10
15
20
25
Months Since Treatment Initiation

Median time to first response[1,2] (weeks)	15.9
Median duration of response[1,2] (weeks)	76.0+
Median PFS[2,3] (weeks)	29.9
Median PFS[2,3], Responders (weeks)	84.3+
Patients with an ongoing response[2,3], n (%)	10 (56%)

Data as of May 1, 2018. Ongoing patients with best response of 'No Data, Unknown' are not included in this table. [1] Calculated with Kaplan-Meier analysis. [2] Not including time from Rollover study EZH-501. [3] Includes discontinued patients with response ongoing at time of discontinuation. + Cohort median not yet reached. Five wild-type FL EZH2 patients are not presented in the graphic as they do not have post-baseline scans.

Epizyme

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Interim Data Show Low Rates of Dose Reductions or Discontinuation due to Adverse Events in FL Patients in Phase 2 Study Patients, n (%) (N=82) Treatment-Emergent Adverse Events (TEAEs)1 Treatment-Related TEAEs Adverse Event (AE), all grades 78 (95%) 64 (78%) Grade ≥ 3 33 (40%) 14 (17%) Serious AE 20 (24%) 3 (4%) AE leading to dose interruption 24 (29%) 15 (18%) AE leading to dose reduction 4 (5%) 4 (5%) AE leading to drug discontinuation or study withdrawal 9 (11%) 5 (6%) Data as of May 1, 2018. 1 All treatment emergent adverse events that first appear during treatment, which were absent before or which worsen relative to the pre-treatment. No deaths due to adverse events

FL Natural History Study Enhances Confidence in Tazemetostat Responses LARGEST-OF-ITS-KIND, INTERNATIONAL, MULTI-CENTER RETROSPECTIVE STUDY Analysis confirms EZH2 mutations do not predispose patients to better treatment responses to FL therapies Validate EZH2 mutation frequency (~20-24%); consistent with published estimates Equivalent overall survival observed between between mutant and wild-type populations Final dataset to be submitted for medical congress presentation

TAZEMETOSTAT EXPANSION: COMBINATION DEVELOPMENT STRATEGY IN EARLIER TREATMENT SETTINGS OF FOLLICULAR LYMPHOMA 17 INITIAL INDICATION 3RD-LINE MONOTHERAPY ALL-COMER POPULATION EXPANSION OPPORTUNITY 2ND-LINE COMBO TAZEMETOSTAT + R2 (RITUXIMAB + REVLIMID) EXPANSION OPPORTUNITY 1ST-LINE COMBO TAZEMETOSTAT + R-CHOP Diagnosis

ES Targeted Indication Represents Strategic Value to Epizyme Addresses disease with significant medical need Provides positive value through efficient commercial investment De-risks certain modules of subsequent NDA submissions Establishes platform for future growth OPPORTUNITY TO BECOME FIRST & ONLY COMMERCIALLY AVAILABLE EZH2 INHIBITOR

DISEASE OVERVIEW
EPITHELIOID SARCOMA



Common sites of metastasis include lungs and lymph nodes
30 – 40% present proximally in upper extremities and pelvis
60 – 70% present in distal extremities, typically on hands and arms

Overview	• Rare form of soft tissue sarcoma, comprising <1% of all STS cases • Estimated 800 patients in the US with ~ 300 with metastatic disease eligible for systemic therapy
Subtypes	• Two sub-types: distal-type and proximal-type; differ in histology and disease progression • Segmentation based on local, locally advanced or metastatic based upon ability to curatively resect patients
Patients	• Peak distal incidence between 20 – 30 years; delayed peak proximal incidence between 30 – 40 years • Distal-type ES ("classic-type") disproportionately affects males ~2:1
Symptoms	• Presents as firm often asymptomatic nodule under the skin • Tumor progression may result in pain, tissue necrosis and functional limb impairment
Prognosis	• Proximal-type: more aggressive clinical course from outset • Metastatic disease 5-year OS of ~20% • Metastatic Treatment naïve patients survival <1 year

Epizyme

Sources: Asano. Ann Surg Oncol 2015;22:2624–2632. Jawad. Clin Orthop Relat Res. 2009;467:2939; Levy. Ann Surg Oncol. 2014;21:269–276; Guillou. Am J Surg Path. 1997;21(2):130-146; Hasegawa. Mod Pathol. 2001;14(7):655-63; Sobanko. 2009;2(5):49; Frezza. ESMO. 2017 Abstract #1486P; UptoDate; Physician Interviews; ClearView Analysis.
OS: Overall survival.

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THE PATIENT'S JOURNEY WITH EPITHELIOID SARCOMA

Facing a Life-threatening Rare Diagnosis

DIAGNOSIS

SURGERY
- ~75% patients treated with resection with or without radiation or chemotherapy

1ST-LINE TREATMENT
- Systemic treatment for unresectable or metastatic ES
- Majority of treatments are chemotherapeutics

2ND-LINE TREATMENT
- ~80% progress to 2nd-line[3]
- Physician treatment choice driven by prior treatment (pazopanib, chemotherapies)

3RD-LINE COMBO
- ~70% progress to 3rd-line[3]
- Physician discretion based on prior treatments

NO TREATMENTS INDICATED SPECIFICALLY FOR ES;
TREATMENTS LABELED FOR SOFT TISSUE SARCOMAS BROADLY



1. Defined Health 2016 market research
2. Jawad M, et al. Clin Orthop Relat Res. 2009
3. 2017 Epizyme commissioned market research

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Ultra-rare disease with no specifically indicated approved treatments today Path to accelerated approval submission based on Phase 2 study cohort Exploring opportunity to use Natural History Study as confirmatory evidence for full approval Comprehensive, multi-center, international retrospective study Assessing current therapies, clinical experience, treatment efficacy and safety in ES patients by line of therapy and treatment regimen On Track for First Tazemetostat NDA Submission for ES in 2Q19  POISED TO BE FIRST INDICATED TREATMENT FOR EPITHELIOID SARCOMA PATIENTS ONCE APPROVED

Phase 2 Data Form Basis for NDA Submission for ES TAZEMETOSTAT DATA DEMONSTRATE CLINICALLY MEANINGFUL ACTIVITY IN TREATMENT-NAIVE (TN) AND RELAPSED/REFRACTORY (R/R) ES PATIENTS1 Durability of response of 8+ months 24% confirmed objective response rate Median overall survival not yet reached TN: Durability of response out to 11 months 8% confirmed objective response rate median Overall Survival of 20 months R/R: Phase 2 study cohort represents largest prospective clinical trial ES Enrollment completed with 62 patients 24 treatment-naïve patients 38 previously treated with anticancer therapy, usually chemotherapy Generally well-tolerated with no discontinuations due to treatment-related adverse events 15% ORR in Intent-To-Treat population Multiple patients with stable disease still on treatment; potential to respond in future ALL:

TAZEMETOSTAT DEMONSTRATES FAVORABLE SAFETY IN EPITHELIOID SARCOMA PATIENTS (N=62) All TEAEs Treatment-related TEAEs Adverse event, n (%)  All grades Grade ≥3 All grades Grade ≥3 Fatigue 23 (37) 1 (2) 16 (26) 1 (2) Nausea 22 (35) 0 16 (26) 0 Cancer pain 20 (32) 3 (5) 3 (5) 0 Decreased appetite 16 (26) 3 (5) 10 (16) 1 (2) Constipation 13 (21) 0 5 (8) 0 Vomiting 15 (24) 0 10 (16) 0 Diarrhea 10 (16) 0 8 (13) 0 Cough 11(18) 0 0 0 Anemia 10 (16) 8 (13) 6 (10) 4 (6) Dyspnea 8 (13) 4 (6) 0 0 Headache 11 (18) 0 4 (6) 0 Weight decreased 10 (16) 4 (6) 8 (13) 2 (3) Pleural effusion 7 (11) 4 (6) 0 0 a Ten patients experienced TEAEs that were uncoded at the time of the datacut. TEAE, treatment-emergent adverse event. Datacut of 21 August 2018. No discontinuations or deaths due to treatment-related AEs Majority of treatment-emergent AEs were grade 1 or 2 Tazemetostat generally well-tolerated in patients treated Favorable safety supports potential extended tazemetostat use

24 Transitioning into COMMERCIAL ORGANIZATION for ES Launch EDUCATE MEDICAL COMMUNITY ON LOSS OF INI-1 AS HALLMARK OF ES; ENHANCE DIAGNOSIS 1 HIGHLIGHT THE UNMET NEED IN ES 2 PLAN TO PROVIDE SEAMLESS MARKET ACCESS TO TAZEMETOSTAT FOR PATIENTS AND PHYSICIANS 3 BUILD INTERNAL CAPABILITIES TO EFFICIENTLY SUPPORT FIRST TAZEMETOSTAT LAUNCH 4 EXPLORE PARTNERSHIP OPPORTUNITIES TO SUPPORT COMMERCIALIZATION BEYOND U.S. 5 U.S. go-to-market strategy supports efficient field-based infrastructure of <25 professionals

MAXIMIZING THE THERAPEUTIC PROMISE OF TAZEMETOSTAT   NEW INDICATIONS AND COMBINATIONS FOR 2019 DEVELOPMENT ESTABLISHED EXECUTION Leverage mechanism of action Select monotherapy indications based on scientific rationale and patient stratifications Identify pathways for synergistic combinations Target patient populations with unmet need Select indications with efficient regulatory paths Focus on tazemetostat competitive advantages APPROACH

INITIATING NEXT WAVE OF TAZEMETOSTAT STUDIES

PLAN TO LEVERAGE COLLABORATIONS

	HORMONE-RESISTANT PROSTATE CANCER	PLATINUM-RESISTANT TUMORS
PATIENT POPULATION	castration-resistant prostate cancer	small cell lung cancer, triple-negative breast cancer, ovarian cancer
RATIONALE	EZH2 expression has been correlated with advancing disease progression, moderate to high EZH2 expression associated with worse failure-free survival; treatment with EZH2 inhibitor after resistance to SOC may result in recovery of sensitivity to these agents[1]	PARP enzymes catalyze modification of EZH2 which leads to decreased EZH2 enzyme activity; by adding EZH2 inhibitor to PARP inhibitor, cancer cell lines may have increased sensitivity and response[2]
APPROACH	combination with abiraterone/enzalutamide in patients that have developed resistance	basket study combination with PARP inhibitors
TIMING	study to begin mid-2019	safety run-in to begin in 2H19

Epizyme

PROSTATE:[1]Varambally S, et al. Nature. 2002. 419:624-9. [2]Ku SY, et al. Science. 2017. 355:78-83. doi: 10.1126/science.aah4199.
PARP : [1]Gardner EE, et al. Cancer Cell. 2017. 31:286-299. doi: 10.1016/j.ccell.2017.01.006. [2]The figure at top left depicting interaction of PARP and EZH2 is found on website from Italo Tempara lab at Lewis Katz School of Medicine at Temple Univ: http://www.temperalab.org/research/

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Novel PRMT1 and PRMT5 inhibitor programs developed and advanced into clinical development3 EARLY PIPELINE AND RESEARCH REPRESENTS SUBSTANTIAL UPSIDE VALUE  27 WHOLLY OWNED Novel G9a inhibitor program moving into clinic in mid-2019 Novel SETD2 program in discovery 1Boehringer Ingelheim and Epizyme will jointly research and develop a helicase program and share U.S. commercialization; BI holds ex-US commercialization rights; Boehringer Ingelheim and Epizyme will jointly research a HAT program with BI holding global development and commercialization rights; 2Celgene holds ex-US rights to pinometostat; 3GlaxoSmithKline holds global development and commercialization rights Pinometostat in development for various leukemias2 Two novel HAT and helicase programs advancing in research toward named development candidates1

DOSE-FINDING AND SAFETY STUDY TO BEGIN 2H-2019 ADVANCING EZM8266 INTO CLINIC FOR SICKLE CELL DISEASE G9a: known to be epigenetic switch responsible for turning off production of fetal hemoglobin Fetal hemoglobin elevation has disease-modifying potential in sickle cell disease EZM8266: ORAL DISEASE-MODIFYING INVESTIGATIONAL AGENT First and only G9a inhibitor to move into clinic SICKLE CELL DISEASE IMPACTS ~300,000 PEOPLE GLOBALLY Significant complications: stroke, vaso-occlusive crises with pain attacks and anemia Current treatments aimed at treating symptoms; limited efficacy and challenging toxicities

Financially Strong through Key Clinical and Regulatory Milestones CASH RUNWAY EXTENDED TO 2Q 2020 through enhanced operating efficiencies and partner pipeline milestones $232.8 M received through research collaborations to date $180.0 M in cash and cash equivalents at end of 3Q 20181; NO DEBT SIGNIFICANT OPTIONALITY to capitalize company through important milestones for tazemetostat, EZM8266 and beyond 1Does not include 4Q18 revenues from $81.6M capital raise or partner milestones

30 MARKS A TRANSFORMATIONAL YEAR FOR EPIZYME  EPITHELIOID SARCOMA Submit NDA, report updated data and prepare for potential early 2020 launch FOLLICULAR LYMPHOMA Submit NDA, report updated data and initiate combination assessment in earlier treatment setting TAZEMETOSTAT EXPANSION Initiate prostate cancer study and platinum-resistant tumor study G9a PROGRAM Initiate clinical development with EZM8266 PARTNER PIPELINE Advance partnered programs through key milestones 2019

Building Blocks to Substantial Value-Recognition in 2019 TWO SUCCESSIVE NDA SUBMISSIONS PLANNED IN 2019 Epithelioid sarcoma submission for accelerated approval in 2Q GLOBAL MARKET OPPORTUNITY IN ES and FL ALONE MULTI-BILLION DOLLAR EXPANDING UTILITY OF TAZEMETOSTAT IN ADDITIONAL INDICATIONS & COMBINATIONS HIGH-VALUE EARLY PIPELINE ADVANCING TOWARD CLINIC WELL-CAPITALIZED TO EXECUTE IMPORTANT VALUE-DRIVING MILESTONES FOLLICULAR LYMPHOMA submission for accelerated approval in 4Q